UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No.    )

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IPC HEALTHCARE, INC.

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On October 14, 2015, an email with (i) answers to frequently asked questions, (ii) a link to a video containing the following script, and (iii) a link to the “Better Together” website containing the following newly-added information, was sent by Team Health Holdings, Inc. (“Team Health”) to its employees and by IPC Healthcare, Inc. (“IPC”) to its employees:

(i) Email Communication

Better Together: TeamHealth + IPC

In this issue of Better Together, Miles Snowden, MD, TeamHealth Chief Medical Officer, and Kerry Weiner, MD, IPC Chief Medical Officer, discuss the TeamHealth + IPC merger and offer meaningful insight and address the following questions:

•	Why are TeamHealth and IPC better together?

•	What excites you about this partnership?

•	What does this merger mean for physicians?

•	What does this merger mean for patients and partners?

View the video above to learn more.

Frequently Asked Questions (FAQs)

Through the Better Together website, IPC and TeamHealth clinicians and administrative employees are able to submit anonymous questions that will be answered and posted on FAQ page. We received the questions below and are pleased to share more information with you regarding the merger process. Please visit the Better Together website to submit any additional questions, and we look forward to responding in a timely manner.

Question: After the transaction closes, will some employees lose their jobs?

TeamHealth and IPC leaders are committed to creating a combined organization that will continue to efficiently support our clinicians, employees and partners. We do expect synergies and cost savings will be realized during this merger process. Integration planning will draw on best practices from both organizations and will be inclusive and respectful of both organizations’ people and perspectives. Any organizational structure changes for either TeamHealth or IPC will be made in a thoughtful, measured way and will be communicated in a timely manner. As always, individuals will be treated with the utmost dignity and respect.

Question: When will employees know if their positions are secure with the combined organization?

Leaders from both organizations are diligently working to finalize these details, and at this juncture, we do not yet have this answer. Again, the integration process will be thoughtfully approached by both IPC and TeamHealth leaders and will be communicated in a timely manner.

Question: Will there be severance packages offered for any employees whose positions are not maintained with the combined organization?

Affected individuals within both organizations will be treated with respect and will receive appropriate notice regarding a fair severance benefit package. Human Resources will aid in providing transition services for those who will no longer be employed by the combined organization.

Question: What will the compensation model be for providers after the merger?

We do not anticipate a compensation change for providers at close. However, the methods by which providers are reimbursed continues to evolve, and we expect that this will continue through the Bundled Payment Care Initiative under the Affordable Care Act. The combined organization is committed to reviewing and evaluating compensation and benefit models as our healthcare system evolves. As always, our goal is to offer competitive market compensation and benefits for all clinical and administrative associates.

Question: Will the IPC brand name change to TeamHealth after the merger is complete?

TeamHealth and IPC will consolidate brands over time, but will maintain separate brands initially.

Question: Does TeamHealth offer tuition reimbursement?

TeamHealth does not currently offer tuition reimbursement. However, TeamHealth does provide educational development opportunities for clinical and non-clinical associates via our internal web-based platforms. We also promote webinars, seminars and membership in associations to further team members’ education in particular fields. Talk with your immediate leader for options that may be most applicable to you.

Thank you

Thank you for your continued work and dedication to the future of IPC and TeamHealth. For more information about this merger, visit the Better Together website.

*As a reminder, the merger is not yet complete. Until then, it will be business as usual for both organizations, and TeamHealth and IPC will continue to operate as two separate, legal, independent entities.

Copyright © 2015

Unless the context requires otherwise, references to “TeamHealth,” “we,” “our,” “us” and the “Company” or “Organization” refer to Team Health Holdings, Inc., its subsidiaries and its affiliates, including its affiliated medical groups, all of which are part of the TeamHealth system. Separate subsidiaries or other affiliates of Team Health Holdings, Inc., carry out all operations and employ all employees within the TeamHealth system. The terms “clinical providers,” “TeamHealth physicians or providers,” “affiliated providers,” “our providers” or “our clinicians” and similar terms mean and include: (i) physicians and other healthcare providers who are employed by subsidiaries or other affiliated entities of Team Health Holdings, Inc., and (ii) physicians and other healthcare providers who contract with subsidiaries or other affiliated entities of Team Health Holdings, Inc. All such physicians and other healthcare providers exercise their independent professional clinical judgment when providing clinical patient care. Team Health Holdings, Inc., does not contract with physicians to provide medical services nor does it practice medicine in any way.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of IPC by Team Health Holdings, Inc. In connection with the proposed transaction, on September 9, 2015, IPC filed with the SEC a preliminary proxy statement on Schedule 14A. IPC will also file with the SEC and mail to its stockholders a definitive proxy statement. SECURITY HOLDERS OF IPC ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND PROPOSED TRANSACTION. Investors and security holders will be able to obtain the definitive proxy statement and other documents free of charge at the SEC’s web site, www.sec.gov, and may obtain documents filed by IPC free of charge from IPC’s website (www.ipchealthcare.com) under the tab “Investors” and then under the heading “SEC Filings.” In addition, the proxy statement and other documents filed by IPC with the SEC (when available) may be obtained from IPC free of charge by directing a request to IPC Healthcare, Inc., 4605 Lankershim Blvd., Suite 617, North Hollywood, CA 91602, Attention: Corporate Secretary or by calling (818) 766-3502.

Participants in Solicitation

IPC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of IPC common stock in respect of the proposed transaction. Security holders may obtain information regarding IPC and its directors and executive officers, including their respective names, affiliations and interests, in IPC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 23, 2015, and its definitive proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 17, 2015. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement regarding the proposed transaction and other relevant materials filed with the SEC. You can obtain free copies of these documents from the sources described above.

(ii) Video Script: Interviews with Dr. Miles Snowden and Dr. Kerry Weiner

Why are TeamHealth and IPC better together? We asked each organization’s Chief Medical Officer to share their perspective…

SNOWDEN

TeamHealth and IPC are better together because we bring slightly different perspectives on how to serve our client hospitals, how to serve our patients and how to serve our communities.

WEINER

I think IPC and TeamHealth are going to be great together, because they are two very successful, physician-run physician groups. They do complimentary things rather than duplicative things.

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What excites you about this partnership?

WEINER

There’s tremendous opportunity to really change this system for the better and demonstrate the power of physician leadership. That should excite everybody.

SNOWDEN

The similarities between cultures is reflected in the fact that both organizations have strong physician-centric aspects to their history and to their contemporary organization as well. It’s one thing to be founded by physicians… it’s another thing—after decades—to still be led by physicians 1:50 both of these organizations have maintained that compass point throughout their development and that is quite uncommon… maybe even unique.

WEINER

We’re two physician-driven companies and our primary customer to both of us is the clinician—number one. Our mission is to empower those physicians to create value in this transforming healthcare system and demonstrate that.

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What does this merger mean for physicians?

WEINER

You have tremendous opportunity for development and tremendous opportunity for leadership… because we’re both growing companies and this is a changing marketplace.

SNOWDEN

As we think about the power of combining emergency medicine and hospital medicine there’s important new opportunities for both. For the hospitalist or those serving in the post-acute facility, for the first time, they’ll have a partner sitting at the door to the emergency department. Each of those clinicians who works in those spaces knows that more often than not their lives are very much affected by the competency, the expertise and the partnership that goes on in the emergency department. For the emergency physician, having a partner upstairs, or having a partner in the community in the post-acute facility allows that emergency physician to have a better feel for the availability of alternative courses of care other than a simple admission and a sense of confidence that if a patient is to be admitted, they’ll be in good hands and in a manner that is collaborative, improves patient throughput and improves clinical outcomes.

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What does this merger mean for patients and partners?

WEINER

To our patients when they are really sick, because we are taking care of the sickest and the most expensive patients in the country. When they’re really sick, they are going to get coordinated, higher quality care, with providers that really attend to their needs.

SNOWDEN

Now we have the opportunity to magnify our footprint in the hospital medicine space to be more consistent with the size of the footprint we have in the emergency medicine space. That’s going to be good for patients, it’s going to be good for communities, it’s going to be good for our hospital partners. And it’s certainly going to be good for us as an organization.

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Tell us more about the integration and communication process.

WEINER

This is a huge merger and I think it’s important to remember the common goals we have…. Which is to create a company that can really help change healthcare for the better… and create careers that are meaningful, lucrative, exciting for our clinicians.

SNOWDEN

Each of us needs to look at this as an opportunity for growth… as an opportunity for more impact… and we should work carefully with each other to collaborate and make certain that we take full advantage of the power of the two organizations.

WEINER

I’m always there. I’m there for you. And if you have any concerns, questions, any suggestions, just pick up the phone and call me.

SNOWDEN

If you have a concern, communicate it to the appropriate person. Don’t hold it inside. Each of us will have certain concerns… certain anxieties… certain excitements. Sharing those, both the good and the bad with those we regularly work with is very important in this process.

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Any final thoughts about the work ahead of us?

SNOWDEN

I think this partnership will mean more work, more fun, better outcomes. We will have to work hard to make sure that we harness the power of both organizations to the benefit of the common, new enterprise and for all those that we serve. But at the end of the day, I am fairly confident that in short order, we will see the fruits of that labor.

WEINER

I want to stress that we’re both very successful, great companies coming together to make healthcare better and to make the careers of our clinicians the absolute most meaningful, exciting, lucrative, great careers that they could have.

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Learn More: www.teamhealth.com/bettertogether

Fullscreen graphic

As a reminder the merger has not yet closed and until such time the companies will continue to operate as separate and independent legal entities.

(iii) Better Together Website (http://bettertogether.teamhealth.com/Better-Together.aspx)

Leader Videos

Better Together: TeamHealth + IPC

October 14, 2015: A Conversation with the Chief Medical Officers of TeamHealth and IPC

October 1, 2015: A Message from Mike Snow, TeamHealth President and CEO

Frequently Asked Questions

Find answers to frequently asked questions here. If you have submitted an anonymous question via the form or if you have emailed us directly at bettertogether@teamhealth.com, please check back to see the answer to your question on this page.

5. After the transaction closes, will some employees lose their jobs?

TeamHealth and IPC leaders are committed to creating a combined organization that will continue to efficiently support our clinicians, employees and partners. We do expect synergies and cost savings will be realized during this merger process. Integration planning will draw on best practices from both organizations and will be inclusive and respectful of both organizations’ people and perspectives. Any organizational structure changes for either TeamHealth or IPC will be made in a thoughtful, measured way and will be communicated in a timely manner. As always, individuals will be treated with the utmost dignity and respect.

6. When will employees know if their positions are secure with the combined organization?

Leaders from both organizations are diligently working to finalize these details, and at this juncture, we do not yet have this answer. Again, the integration process will be thoughtfully approached by both IPC and TeamHealth leaders and will be communicated in a timely manner.

7. Will there be severance packages offered for any employees whose positions are not maintained with the combined organization?

Affected individuals within both organizations will be treated with respect and will receive appropriate notice regarding a fair severance benefit package. Human Resources will aid in providing transition services for those who will no longer be employed by the combined organization.

8. What will the compensation model be for providers after the merger?

We do not anticipate a compensation change for providers at close. However, the methods by which providers are reimbursed continues to evolve, and we expect that this will continue through the Bundled Payment Care Initiative under the Affordable Care Act. The combined organization is committed to reviewing and evaluating compensation and benefit models as our healthcare system evolves. As always, our goal is to offer competitive market compensation and benefits for all clinical and administrative associates.

9. Will the IPC brand name change to TeamHealth after the merger is complete?

TeamHealth and IPC will consolidate brands over time, but will maintain separate brands initially.

10. Does TeamHealth offer tuition reimbursement?

TeamHealth does not currently offer tuition reimbursement. However, TeamHealth does provide educational development opportunities for clinical and non-clinical associates via our internal web-based platforms. We also promote webinars, seminars and membership in associations to further team members’ education in particular fields. Talk with your immediate leader for options that may be most applicable to you.

Additional Information and Where to Find It

This website may be deemed to be solicitation material in respect of the proposed acquisition of IPC by Team Health Holdings, Inc. In connection with the proposed transaction, on September 9, 2015, IPC filed with the SEC a preliminary proxy statement on Schedule 14A. IPC will also file with the SEC and mail to its stockholders a definitive proxy statement. SECURITY HOLDERS OF IPC ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND PROPOSED TRANSACTION. Investors and security holders will be able to obtain the definitive proxy statement and other documents free of charge at the SEC’s web site,www.sec.gov, and may obtain documents filed by IPC free of charge from IPC’s website (www.ipchealthcare.com) under the tab “Investors” and then under the heading “SEC Filings.” In addition, the proxy statement and other documents filed by IPC with the SEC (when available) may be obtained from IPC free of charge by directing a request to IPC Healthcare, Inc., 4605 Lankershim Blvd., Suite 617, North Hollywood, CA 91602, Attention: Corporate Secretary or by calling (818) 766-3502.

Participants in Solicitation

IPC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of IPC common stock in respect of the proposed transaction. Security holders may obtain information regarding IPC and its directors and executive officers, including their respective names, affiliations and interests, in IPC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 23, 2015, and its definitive proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 17, 2015. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement regarding the proposed transaction and other relevant materials filed with the SEC. You can obtain free copies of these documents from the sources described above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the words “will,” “expects,” “believes” and words or phrases of similar import. Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, without limitation, risks or uncertainties associated with: the satisfaction of the conditions precedent to the consummation of the proposed transaction with Team Health Holdings, Inc., including, without limitation, the receipt of stockholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings instituted against IPC and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction; and other factors described in IPC’s annual report on Form 10-K for the year ended December 31, 2014 filed with the U.S. Securities and Exchange Commission (the “SEC”). IPC assumes no obligation to update the information in this communication, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of IPC by Team Health Holdings, Inc. In connection with the proposed transaction, on September 9, 2015, IPC filed with the SEC a preliminary proxy statement on Schedule 14A. IPC will also file with the SEC and mail to its stockholders a definitive proxy statement. SECURITY HOLDERS OF IPC ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SECBECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND PROPOSED TRANSACTION. Investors and security holders will be able to obtain the definitive proxy statement and other documents free of charge at the SEC’s web site, www.sec.gov, and may obtain documents filed by IPC free of charge from IPC’s website (www.ipchealthcare.com) under the tab “Investors” and then under the heading “SEC Filings.” In addition, the proxy statement and other documents filed by IPC with the SEC (when available) may be obtained from IPC free of charge by directing a request to IPC Healthcare, Inc., 4605 Lankershim Blvd., Suite 617, North Hollywood, CA 91602, Attention: Corporate Secretary or by calling (818) 766-3502.

Participants in Solicitation

IPC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of IPC common stock in respect of the proposed transaction. Security holders may obtain information regarding IPC and its directors and executive officers, including their respective names, affiliations and interests, in IPC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 23, 2015, and its definitive proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 17, 2015. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement regarding the proposed transaction and other relevant materials filed with the SEC. You can obtain free copies of these documents from the sources described above.